Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.22F

SIXTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This SIXTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

Whereas, pursuant to the fees specified in Schedule F, “Fees,” of the Agreement, CSG currently provides original and duplicate “Statement Archival on CD-ROM or DVD” to Customer pursuant to that Section of Schedule F titled “CSG SERVICES,” Subsection III. entitled, "Payment Procurement," Subsection VII.A., entitled  “Duplicate CD-ROM and DVD”; and

Whereas, Statement Archival will be provided via Advanced Function Presentation (“AFP”) file transfer protocol of statement images through Customer’s third party vendor.

Now, therefore, CSG and Customer agree to the following upon execution of this Amendment:

1.

Customer desires to use and CSG agrees to provide AFP file transfer of statement images and, further, to no longer use CD-ROMs or DVDs for archival of Customer's statements.  As a result, Subsection III.A.VII.A. of Schedule F of the Agreement is deleted in its entirety.

2.

As a result, CSG will no longer create and/or deliver physical CD ROM/DVDs for Customer's statements and will no longer be obligated to retain and distribute CD ROM/DVDs produced prior to the Effective Date. CSG will retain Customer's production statement data for a period of ***** (**) **** from creation of such production statement in order for CSG to provide Support Services pursuant to the Agreement.

3.

Currently, Customer has selected a ***** ***** ****** ** whom CSG provides production statement data.  In the event Customer requests that CSG provide such production statement data to ** *********** ***** ***** ****** of its choice or elects to use a CSG web statement application for statement archiving, it may be necessary for CSG and Customer to execute an amendment to the Agreement and/or Statement of Work to implement and provide such services.

4.	Schedule C, Recurring Services, of the Agreement shall be amended by adding the following to the list of Recurring Services:

AFP Statement Image File Transfer…………………………………………….………..……..…..Exhibit C-29

Additionally, Schedule C, Recurring Services, of the Agreement is further amended by adding thereto the attached Exhibit C-29.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

5.

Therefore, Subsection A.VII.A. of Subsection III., Payment Procurement, to CSG SERVICES of Schedule F shall be amended to include the following as a replacement for the deleted Subsection III.A.VII.A. of Schedule F referenced in Section 1 above and, accordingly, CSG shall invoice Customer and Customer shall pay the fees therefor:

CSG SERVICES

III.	Payment Procurement
A.	Direct Solutions (print and mail)

Description of Item/Unit of Measure	Frequency	Fee
VII. Other print and mail ancillary service fees:
A. AFP Statement Image File Transfer (Note 1)
1. File Transfer Set Up	***-****	******
2. Statement Image Archive File Transfer	*****	******** ** ***

Note 1: Upon implementation of AFP Statement Image File Transfer into production, pursuant to that certain Statement of Work to be executed by the parties (CSG document no. 2503309) ("AFP Statement Image File transfer SOW"), CSG shall provide AFP Statement Image File Transfer in lieu of statement archives on CD ROM/DVD, as an item ******** ** *** ***.

6.

As a further result, the Agreement shall be amended such that, upon implementation of AFP Statement Image File Transfer pursuant to the AFP Statement Image File Transfer SOW, all references to "CD-ROM/DVD Archival for Statements," shall be deleted; provided, however, Customer's CD-ROM/DVD Archival for Statements shall be made available to Customer by CSG until ***** **** **** *** ****, after which time, Customer's CD-ROM/DVD Archival for Statements shall no longer be available.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Bruce D Wilson	By: /s/ Michael J Henderson
Name: Bruce D. Wilson	Name: Michael J. Henderson
Title: Vice President Finance	Title: EVP Sales & Marketing
Date: 12/17/13	Date: 11/14/13

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT C-29

AFP Statement Image File Transfer

AFP Statement Image File Transfer.  CSG will provide AFP Statement Image File Transfer to Customer’s chosen third party archives service provider.  Archived statements processed are available for view, excluding statement backers and advertisement pages.  The daily AFP statement file will be available to Customer and/or its third party archives service provider in the outgoing directory for a period of ******** (**) ****.  Thereafter, files are archived.

Advanced Function Printing (AFP) is an architecture and family of associated printer software and hardware that provides document and information presentation control independent of specific applications and devices. The AFP architecture-based system of hardware and software allows for creating, formatting, viewing, retrieving, printing, and distributing information on a wide variety of printer and display devices. It is an integrated data stream for generating fully composed pages of data. Traditional line-mode print applications compose a line at a time down the page (typically continuous form pages), whereas AFP composes the entire page before printing. In AFP, page elements such as text, images, bar codes, page segments, and overlays, can be specified in any order at any position in the page. This is called all points addressability. Advanced Function Presentation data stream (AFPDS) is a printer-independent data stream that composes full pages within a document. Many of the page elements that can be used with AFP are special objects called resources.